UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): June 18, 2024
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2024, the previously announced offer to exchange (the “Exchange Offer”) any and all of the outstanding 6.500% Senior Notes due 2025 (the “Old Notes”) issued by LD Holdings Group LLC (the “Issuer”), a subsidiary of loanDepot, Inc. (the “Company”), for newly issued 8.750% Senior Secured Notes due 2027 (the “New Notes”) and cash, expired. In conjunction with the Exchange Offer the Issuer also solicited consents (the “Consent Solicitation”) to eliminate substantially all restrictive covenants and certain of the default provisions, as well as to release the guarantees of the guarantors (“Proposed Amendments”) in the indenture governing the Old Notes. The adoption of the Proposed Amendments required the consents of holders of at least a majority of the outstanding principal amount of the Old Notes (the “Requisite Consents”). As of the Expiration Time, the Issuer had received the Requisite Consents and executed a supplemental indenture (the “Supplemental Indenture”) effecting the Proposed Amendments. The Supplemental Indenture became effective upon execution, and will become operative on the settlement date of the Exchange Offer and the Consent Solicitation.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On June 20, 2024, the Company announced the final tender results in connection with the Exchange Offer. $477,955,000 aggregate principal amount of Old Notes, representing approximately 96.0% of the outstanding Old Notes, were validly tendered and accepted as of the expiration time of the Exchange Offer. The Company will issue $340,646,000 aggregate principal amount of New Notes and, following the settlement date, $19,795,000 aggregate principal amount of Old Notes will remain outstanding. The Company expects the settlement date to occur on or about June 24, 2024. A copy of the press release announcing the final results, which also describes the final results in greater detail, is attached hereto as Exhibit 99.1.

Neither the press release filed herewith nor this Current Report on Form 8-K constitutes an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

The Exchange Offer and the issuance of the New Notes have not been and will not be registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws, and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof. Accordingly, the New Notes were offered and will be issued only to holders that are (i) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (ii) persons outside the United States, that are not “U.S. persons” in compliance with Regulation S under the Securities Act and that are not acquiring the New Secured Notes for the account or benefit of a U.S. person. This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Forward Looking Statements

This report contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements involve known and unknown risks, uncertainties and other factors, such as the satisfaction of the conditions described in the confidential Offering Memorandum and Consent Solicitation Statement (as supplemented), that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this report. You should read this report with the understanding that the Company’s actual future results may be materially different from what the Company expects.

Important factors that could cause actual results to differ materially from the Company’s expectations are included in the section entitled “Risk Factors” set forth in the confidential Offering Memorandum and Consent Solicitation Statement and under the caption “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings. The Company’s expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1
Supplemental Indenture, dated as of June 18, 2024, by and among LD Holdings Group LLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee, to the Indenture, dated as of October 27, 2020, by and among LD Holdings Group LLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee, related to LD Holdings Group LLC’s 6.500% unsecured senior notes due 2025.

99.1	Press Release announcing the final results of the Exchange Offer, dated June 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: June 20, 2024